UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2025
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events

On April 15, 2025, Volato Group, Inc. (the “Company”) convened its special meeting of stockholders (the “Special Meeting”) to vote on the two proposals described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2025 and mailed to the Company’s stockholders on or about April 4, 2025 (the “Proxy Statement”).

As disclosed in the Proxy Statement, as of the close of business on March 18, 2025, the record date for the Special Meeting, there were 1,900,893 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. A total of 502,595 shares of the Company’s common stock, representing approximately 26.44% of the shares outstanding and entitled to vote, were represented in person or by valid proxies at the Special Meeting. As a result, no business was conducted at the Special Meeting, and, the Company adjourned the Special Meeting until 9:00am Eastern Time on May 6, 2025.

On May 6, 2025, the Company reconvened the Special Meeting and total of 623,364 shares of the Company’s common stock, representing approximately 32.79% of the shares outstanding and entitled to vote, were represented in person or by valid proxies at the reconvened Special Meeting. As a result, no business was conducted at the reconvened Special Meeting, and, the Company further adjourned the Special Meeting until 4:30pm Eastern Time on May 7, 2025.

The reconvened Special Meeting will be held at the same virtual meeting link: www.virtualshareholdermeeting.com/SOAR2025SM. There is no change to the record date, the purpose or any of the proposals to be acted upon at the reconvened Special Meeting.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Company and the Special Meeting. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company may not be able to achieve a quorum to hold the Special Meeting; the Company may not be able to maintain compliance with all continued listing requirements; and market and other conditions. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated by the Company’s subsequent reports and filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the filing hereof, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transactions and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 7, 2025

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer